Subsequent Events	6 Months Ended	12 Months Ended
	Feb. 29, 2020	Aug. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 14. Subsequent Events

On March 24, 2020, the Company received notice of allowance for its trade mark applications for Gummies You Can Feel™. The trademark numbers is U.S. Trademark SN 88590925: GUMMIES YOU CAN FEEL: Docket/Reference No. MCTC-201.

On March 19, 2020, the Company entered into a Securities Purchases Agreement and Convertible Promissory Note in the principal amount of $150,000. The note, which is payable one year after issuance, carries interest at 10% per annum. On March 19, 2020, the Company received its first disbursement under this agreement in the amount of $50,000. Less an original discount and other certain fees, the Company netted $43,000. The note converts to common shares at a 40% discount to the lowest traded price during the 25 days prior to conversion. Additionally, the issuer was granted three-year warrant coverage at $0.48. The note shall not be able to be converted in an amount that would result in the beneficial ownership of more than 4.99% of the Company outstanding common stock.

On March 30, 2020, the Company filed Articles of Incorporation for Cannabis Global, Inc. in the State of Nevada. Concurrently, the Company filed Articles of Domestication in the State of Nevada and Articles of Conversion in the State of Delaware, to effectively change its domicile from Delaware to Nevada, effective March 30, 2020, and to begin operations as of that date as Cannabis Global, Inc., a Nevada Corporation. The Company intends to file a Notice of Corporate Action with FINRA to formally change its name and trading symbol.

Note 14 - Subsequent Events As of September 30, 2019, the Company affected a 1:15 stock split which had the effect of reducing the number of outstanding shares from 183,864,600 to 12,524,307.